U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act File Number 811-23482

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KEYSTONE PRIVATE INCOME FUND
(Exact name of registrant as specified in charter)

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c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(Address of Principal Executive Offices)

John Earl
60 E. South Temple, Suite 2100
Salt Lake City, UT 84111
(Name and address of agent for service)

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Registrant’s Telephone Number, including Area Code: 1-888-332-3320

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.       Report to Shareholders

(a)

KEYSTONE PRIVATE INCOME FUND

Annual Report For the Year Ended September 30, 2025

Keystone Private Income Fund
Table of Contents For the Year Ended September 30, 2025
Shareholder Letter (Unaudited)	2
Report of Independent Registered Public Accounting Firm	3-4
Fund Performance (Unaudited)	5-6
Schedule of Investments	7-13
Statement of Assets and Liabilities	15-16
Statement of Operations	17
Statements of Changes in Net Assets	18-19
Statement of Cash Flows	20
Financial Highlights	21-30
Notes to Financial Statements	31-41
Other Information (Unaudited)	42-44
Fund Management (Unaudited)	45-46

Keystone Private Income Fund
Shareholder Letter September 30, 2025 (Unaudited)

Dear Shareholders,

We are pleased to provide you with our annual report of Keystone Private Income Fund (the “Fund”) for the fiscal year ended September 30, 2025. We are pleased with the continued success of the Fund and are working diligently to expand our investment capabilities and improve the overall investor experience in the Fund.

We continue to believe that the core components of our investment strategy have contributed to positive returns for our investors over the last year:

•        Structuring. Many of our investments amortize, which reduces our exposure over time.

•        Seniority. A significant percentage of the Fund’s investments are first lien, senior secured, which we believe is another unique attribute in private credit.

•        Collateral. When sourcing new private credit investment opportunities, our bias is toward investments secured by asset-backed collateral, as opposed to positions secured by revenue, business potential, or other intangible assets.

•        Low Leverage. Although unusual in the private credit world, we believe that our decision to manage the Fund with low levels of leverage is an uncommon attribute that reduces the overall risk of an investment in the Fund.

We believe these characteristics lower the risk profile of the Fund when compared to other private credit funds that may instead focus on cash-flow based credit investments (as opposed to asset-backed), use meaningful leverage to enhance returns, or focus on subordinated debt or equity positions.

While all investors must always assume some measure of risk when deploying capital, we believe that a methodical, disciplined approach can go a long way toward mitigating that risk. It may not be possible to mitigate all risks, especially in private transactions where there always exists the potential for fraud, collusion, changes in asset prices or simply poor performance.

We remain focused on these same investment tenets that have served us well over the past decade and expect to continue to experience a steady flow of new equipment leasing, financial assets, specialty real estate lending and corporate lending opportunities in the coming months. We will seek to capitalize on what we believe are the best opportunities within our broad investment verticals. We remain optimistic and comfortable with our investment approach in the current market environment.

Shareholders should consult the Private Placement Memorandum for a complete listing of risks associated with the Fund.

We expect to stay the course in the management of the Fund over the coming months. We appreciate your continued support and interest.

Keystone Private Income Fund
Report of Independent Registered Public Accounting Firm September 30, 2025

Board of Trustees and Shareholders

Keystone Private Income Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Keystone Private Income Fund, (the “Fund”), including the schedule of investments, as of September 30, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the three years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial highlights for the year ended September 30, 2022, and prior, were audited by another independent registered public accounting firm whose report dated December 9, 2022 expressed an unqualified opinion on the financial highlights.

Basis for opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Keystone Private Income Fund
Report of Independent Registered Public Accounting Firm September 30, 2025 (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2025, by correspondence with the custodians, brokers and others; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Newport Beach, California
November 28, 2025

Keystone Private Income Fund
Fund Performance September 30, 2025 (Unaudited)

Performance of a $50,000 Investment

This graph compares a hypothetical $50,000 investment in the Fund’s Y shares, made at its inception, with a similar investment in the Bloomberg Global High Yield Total Return Index. Results include the reinvestment of all dividends and capital gains.

Bloomberg Global High Yield Total Return Index is a multi-currency flagship measure of the global high yield debt market. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as September 30, 2025	1 Year	3 Year	5 Year	Since Inception
Keystone Private Income Fund – Class A (Inception Date 8/1/2020)	8.62%	3.30%	5.58%	5.67%
Keystone Private Income Fund – Class D (Inception Date 9/30/2020)	9.32%	10.09%	9.78%	9.78%
Keystone Private Income Fund – Class Y (Inception Date 7/1/2020)	10.03%	10.81%	10.48%	10.37%
Keystone Private Income Fund – Class I (Inception Date 8/1/2020)	10.14%	10.92%	10.58%	10.54%
Keystone Private Income Fund – Class Z (Inception Date 8/1/2020)	10.31%	11.08%	10.74%	10.69%
Bloomberg Global High Yield Total Return Index	9.20%	13.79%	5.31%	5.90%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1.888.442.4420.

The Keystone National Group, LLC (the “Investment Manager”) has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver/Reimbursement”), if required to ensure the Total Annual Expenses (including the Investment Management Fee, but excluding any taxes, interest expense, sales charges and other brokerage commissions, other

Keystone Private Income Fund
Fund Performance September 30, 2025 (Unaudited) (continued)

transaction related expenses, acquired fund fees and expenses, Incentive Fees, expenses incurred in connection with any merger or reorganization, Distribution and Servicing Fees and extraordinary expenses) does not exceed 3.00% of the average daily net assets of any Class of Shares (the “Expense Limit”). Because taxes, interest expense, sales charges and other brokerage commissions, other transaction related expenses, Incentive Fees, Distribution and Servicing Fees, expenses incurred in connection with any merger or reorganization and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) may exceed 3.00% of the average daily net assets of each Class of Shares. The performance quoted above reflects the Expense Limit in effect and would have been lower in its absence. For the year ended September 30, 2025, the Investment Manager did not waive any fees or reimburse any expenses.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For the Fund’s current expense ratio, please refer to the Financial Highlights Section of this report.

Keystone Private Income Fund
Schedule of Investments September 30, 2025
Principal Amount		Coupon Rate	Maturity Date	Original Acquisition Date	Cost	Fair Value
	Private Credit — 108.4%[1,2]
	Corporate Finance — 20.7%
$8,000,000	BluRoc Intermediate, LLC	18.00%	1/15/2026	7/25/2024	$8,000,000	$8,047,656
49,531,470	BPH Equipment, LLC	12.00%	7/3/2030	7/3/2025	49,531,470	49,531,470
17,852,622	Car Wash Holdco, LLC	15.00%	10/1/2026	9/16/2024	17,852,622	17,711,849
12,907,904	FVP Funding I, LLC	12.00%	2/6/2027	2/7/2022	12,907,904	12,884,880
24,543,030	FVP Funding II, LLC	12.00%	10/12/2027	10/12/2022	24,543,030	25,772,993
32,500,000	GAC Media, LLC	12.50%	9/8/2028	9/8/2025	32,500,000	32,500,000
12,908,101	iApartments, Inc.[6]	14.50% (Prime + 6.75%)	12/31/2026	5/18/2023	12,908,101	12,908,101
17,896,985	Loop Inc.	8.00%	4/1/2027	5/17/2022	17,896,985	12,973,656
52,567,143	MH Leasing, LLC	11.38%	7/2/2029	7/2/2025	52,567,143	52,567,143
78,000,000	MV Cruise Offshore Holdings Ltd.	12.00%	11/22/2027	7/3/2024	78,000,000	78,806,475
34,000,000	OP PPR Sub-Holdco 1, LLC	10.00%	2/14/2026	2/14/2025	34,000,000	34,225,647
8,425,131	Vanderhall, Inc.[3]	12.00% PIK	10/15/2025	8/8/2025	8,425,131	8,425,131
10,000,000	Vantage Borrower SPV, LLC[4,5]	11.00%	5/31/2024	3/7/2022	10,000,000	5,898,612
2,750,000	Way.com, Inc.	12.00%	3/6/2026	3/1/2023	2,750,000	2,750,000
					361,882,386	355,003,613
	Equipment Leasing — 28.0%
318,795	Agility Auto Parts Inc.	12.50%	7/1/2026	6/12/2024	318,795	318,795
100,688	Agility Auto Parts Inc.	12.50%	4/1/2027	1/22/2025	100,688	100,688
486,995	Airport Van Rental, Inc.	12.50%	10/1/2026	7/23/2024	486,996	486,996
297,340	Arcade Silverado JV LLC	12.50%	12/1/2026	4/25/2024	297,340	297,340
292,897	Avensis Energy Services, LLC	12.50%	9/1/2026	12/4/2023	292,897	292,897
68,427	Blew Bayou Services LLC	14.50%	10/1/2025	10/28/2022	68,427	68,427
2,288,950	BluRoc-Onset	12.50%	7/1/2028	2/12/2025	2,288,950	2,288,950
1,718,508	BluRoc Mat Financing Draw 1	17.90%	6/5/2027	11/14/2024	1,718,508	1,718,508
3,706,107	BluRoc Mat Financing Draw 2	17.90%	8/5/2027	1/8/2025	3,706,107	3,706,107
2,456,765	BluRoc Mat Financing Draw 3	17.90%	9/5/2027	2/25/2025	2,456,765	2,456,765
1,022,365	BluRoc Mat Financing Draw 4	17.90%	11/5/2027	5/5/2025	1,022,365	1,022,365
690,615	BluRoc Mat Financing Draw 5	17.90%	12/5/2027	6/10/2025	690,615	690,615
2,219,375	BluRoc Mat Financing Draw 6	17.90%	1/5/2028	7/25/2025	2,219,375	2,219,375
6,102,826	Canopy Service Partners, LLC	12.30%	5/1/2028	10/15/2024	6,102,826	6,124,967
353,703	Car Wash Holdco, LLC	17.90%	1/1/2028	1/29/2025	353,703	353,703
232,678	Car Wash Holdco, LLC	17.90%	5/1/2028	5/6/2025	232,678	232,678
697,400	Car Wash Holdco, LLC	17.90%	7/1/2028	7/1/2025	697,400	697,400
20,439,999	Carnaby FA, LLC[4]	14.50%	6/1/2027	4/26/2024	20,439,999	20,439,999
9,161,213	Carnaby FA, LLC[4]	14.50%	12/1/2025	11/27/2024	9,161,213	9,161,213
34,421	Cashman Photo Enterprises of Nevada, Inc.	12.50%	4/1/2026	9/5/2023	34,421	34,421
2676444	Coast Aluminum, Inc.	12.50%	7/1/2027	4/22/2025	2,676,444	2,676,444
869294	Coast Aluminum, Inc.	12.50%	4/1/2028	6/20/2025	869,294	869,294
2,299,962	Eagle Highwall Mining Systems, LLC	14.00%	4/1/2027	9/29/2023	2,299,962	2,299,962

See accompanying notes to financial statements.

Keystone Private Income Fund
Schedule of Investments September 30, 2025 (continued)
Principal Amount		Coupon Rate	Maturity Date	Original Acquisition Date	Cost	Fair Value
	Private Credit — 108.4%[1,2] (continued)
	Equipment Leasing — 28.0% (continued)
$112,522	Enson Group, Inc. 002	12.50%	1/1/2027	10/29/2024	$112,522	$112,522
186,534	EOS Fitness Opco Holdings, LLC	13.00%	3/1/2027	9/30/2024	186,534	186,534
1,179,949	EOS Fitness Opco Holdings, LLC	13.00%	4/1/2029	9/30/2024	1,179,949	1,179,949
397,322	EOS Fitness Opco Holdings, LLC	13.00%	4/1/2027	9/30/2024	397,322	397,322
692,071	EOS Fitness Opco Holdings, LLC	13.00%	7/1/2028	9/30/2024	692,071	692,071
1,026,865	EOS Fitness Opco Holdings, LLC	13.00%	7/1/2027	9/30/2024	1,026,865	1,026,865
1,319,060	EOS Fitness Opco Holdings, LLC	13.00%	7/1/2029	9/24/2025	1,319,060	1,319,060
699,826	EOS Fitness Opco Holdings, LLC	13.00%	7/1/2028	9/24/2025	699,826	699,826
100,712	Falls Stamping & Welding Company	12.50%	10/1/2026	2/5/2024	100,712	100,712
7,924,990	Findlay Machine & Tool, LLC	11.95%	3/1/2028	9/24/2024	7,924,990	7,743,927
3,390,237	Findlay Machine & Tool, LLC	11.95%	4/1/2028	10/30/2024	3,390,237	3,390,237
2,487,110	Findlay Machine & Tool, LLC	11.95%	8/1/2028	10/30/2024	2,487,110	2,487,110
7,193,200	Findlay Machine & Tool, LLC	11.95%	6/1/2028	12/17/2024	7,193,200	7,193,200
5,544,388	Findlay Machine & Tool, LLC	11.95%	1/1/2029	7/2/2025	5,544,388	5,544,388
4,177,589	Findlay Machine & Tool, LLC	11.95%	1/1/2029	7/14/2025	4,177,589	4,177,589
4,992,421	Fisher & Company, Inc.	14.50%	5/1/2027	4/29/2024	4,992,421	4,992,421
705,121	FPL Food LLC	12.50%	4/1/2027	2/28/2024	705,121	705,121
579,611	FPL Food LLC	12.50%	4/1/2027	3/7/2025	579,611	579,611
723,809	FPL Food LLC	12.50%	1/1/2028	6/6/2025	723,809	723,809
832,709	FPL Food LLC	11.95%	10/1/2028	8/8/2025	832,709	832,709
2,271,692	Future Legends, LLC	14.50%	10/1/2025	2/27/2023	2,271,692	2,271,692
1,427,503	Gregory Pharmaceutical Holdings, Inc.	14.50%	2/1/2026	7/14/2023	1,427,503	1,427,503
92,030	Highbury Concrete, Inc. 01B	12.50%	1/1/2027	10/31/2024	92,030	92,030
3,937,221	Information Technology Partners, Inc.	14.50%	1/1/2026	12/15/2023	3,937,221	3,937,221
361,550	Island Magic Catamaran Inc.	12.50%	10/1/2026	7/22/2024	361,550	361,550
461,543	Island Magic Catamaran Inc.	12.50%	7/1/2027	6/11/2025	461,543	461,543
9,790,528	JRL Energy, Inc.	14.50%	10/1/2026	4/19/2024	9,790,528	9,790,528
3,177,317	Kent Distributors, Inc.	14.50%	7/1/2027	3/14/2024	3,177,317	3,177,317
7,078,429	Kent Distributors, Inc.	12.50%	11/1/2027	2/19/2025	7,078,429	7,078,429
108,653	Kinikini, LLC	12.50%	10/1/2027	12/13/2024	108,653	108,653
552,414	KVJ Properties, Inc.	12.50%	5/1/2026	2/25/2022	552,414	552,414
185,348	LBF Enterprises dba Powermatic Associates, Inc.	12.50%	7/1/2026	12/4/2023	185,348	185,348
2,661,218	MC Test Service, Inc.	12.00%	7/1/2027	1/25/2022	2,661,218	2,661,218
1,255,900	MC Test Service, Inc.	12.50%	10/1/2026	12/8/2023	1,255,900	1,255,900
711,024	MC Test Service, Inc.	12.50%	7/8/2027	7/9/2025	711,024	711,024
5,665,269	Medshift, LLC	14.50%	11/1/2027	4/4/2024	5,665,269	5,665,269

See accompanying notes to financial statements.

Keystone Private Income Fund
Schedule of Investments September 30, 2025 (continued)
Principal Amount		Coupon Rate	Maturity Date	Original Acquisition Date	Cost	Fair Value
	Private Credit — 108.4%[1,2] (continued)
	Equipment Leasing — 28.0% (continued)
$5,268,096	Medshift, LLC	14.50%	12/1/2027	5/3/2024	$5,268,096	$5,268,096
1,959,448	MIT45, Inc.	12.50%	7/9/2027	7/10/2025	1,959,448	1,959,448
817,005	MIT45, Inc.	12.50%	6/30/2027	5/23/2025	817,005	817,005
87,000	MIT45, Inc. A	12.50%	7/1/2027	6/20/2025	87,000	87,000
232,500	MIT45, Inc. B	12.50%	7/1/2027	6/20/2025	232,500	232,500
6,582,015	NATT Tools Group Inc.	13.34%	12/1/2029	11/25/2024	6,582,015	6,776,455
2,029,711	Navajo Health Foundation-Sage Memorial Hospital, Inc.	12.50%	1/1/2027	8/8/2024	2,029,711	2,029,711
32,549	Navajo Transitional Energy Company, LLC	9.50%	1/1/2026	12/9/2022	32,549	32,549
15,132,877	Nexseer Capital	11.07%	7/10/2030	7/11/2025	15,132,877	15,132,877
675,652	Next Century Rebar LLC and Century Steel Fabricators, LLC	12.50%	2/1/2027	6/7/2024	675,652	675,652
64,850	Nutritional Resources, Inc.	12.50%	1/1/2027	3/1/2024	64,850	64,850
68,561	NWC Services LLC	14.50%	11/1/2025	10/20/2022	68,561	68,561
175,869,080	Onset Financial, Inc. Corporate Loan	8.00%	4/10/2028	4/4/2025	175,869,080	176,152,854
9,045,591	Onset Financial, Inc. Progress Funding Line	11.00%	4/10/2028	12/6/2024	9,045,591	9,068,856
5,512,480	Phygital Digital Global FX LLC	15.00%	2/1/2027	7/15/2024	5,512,480	5,635,023
582,341	Pierce Powerline Co., LLC	12.50%	1/1/2026	8/3/2023	582,341	582,341
7,195,944	Prime Logistics, LLC	13.00%	9/1/2027	10/15/2024	7,195,944	7,272,506
550,203	Prince Signs	12.50%	10/1/2027	12/20/2024	550,203	550,203
384,293	Raw Farm, LLC	12.50%	7/1/2027	10/8/2024	384,293	384,293
12,182	Sajawi Corporation	12.50%	10/1/2025	8/30/2023	12,182	12,182
482,435	Savant Consultants, LLC	12.50%	5/1/2026	10/23/2023	482,435	482,435
396,356	Southern Fabrication Works, LLC	12.50%	3/1/2026	8/16/2023	396,356	396,356
8,346,138	Tenere, Inc.	13.50%	9/17/2029	9/17/2025	8,346,138	8,346,138
252,626	Transcontinental Energy Services LLC	12.50%	1/1/2026	11/27/2023	252,626	252,626
1,608,262	Transcontinental Energy Services LLC	12.50%	10/1/2027	4/16/2025	1,608,262	1,608,262
8,911,340	Transportation Financial, LLC	12.50%	9/1/2027	8/20/2024	8,911,340	8,911,340
14,934,999	Trico Products Corporation[4]	12.50%	12/1/2027	6/30/2022	14,934,999	14,934,999
1,726,997	Trico Products Corporation[4]	14.50%	12/1/2025	5/5/2023	1,726,997	1,726,997
498,439	Trico Products Corporation[4]	12.50%	3/1/2026	7/3/2023	498,439	498,439
2,490,909	Trico Products Corporation[4]	14.50%	9/1/2026	2/29/2024	2,490,909	2,490,909
6,334,504	United Auto Supply of Syracuse, West, Inc.	12.00%	8/1/2026	6/30/2022	6,334,504	6,334,504
5,065,101	United Auto Supply of Syracuse, West, Inc.	12.00%	1/1/2027	6/30/2022	5,065,101	5,065,101
237,057	Vensure Employer Services, Inc.	14.50%	11/30/2025	6/1/2022	237,057	237,057
424,188	Vensure Employer Services, Inc.	14.50%	9/1/2027	8/2/2022	424,188	424,188

See accompanying notes to financial statements.

Keystone Private Income Fund
Schedule of Investments September 30, 2025 (continued)
Principal Amount		Coupon Rate	Maturity Date	Original Acquisition Date	Cost	Fair Value
	Private Credit — 108.4%[1,2] (continued)
	Equipment Leasing — 28.0% (continued)
$883,344	Vensure Employer Services, Inc.	14.50%	9/1/2027	11/3/2022	$883,344	$883,344
1,269,581	Vensure Employer Services, Inc.	14.50%	3/1/2028	1/24/2023	1,269,581	1,269,581
1,612,518	Vensure Employer Services, Inc.	14.50%	2/1/2026	5/5/2023	1,612,518	1,612,518
2,402,224	Vensure Employer Services, Inc.	14.50%	4/1/2026	9/19/2023	2,402,224	2,402,224
799,080	Vensure Employer Services, Inc.	14.50%	2/1/2026	1/18/2024	799,080	799,080
1,417,979	Vensure Employer Services, Inc.	12.50%	8/1/2026	5/8/2024	1,417,979	1,417,979
1,030,003	Vensure Employer Services, Inc.	12.50%	4/1/2026	8/9/2024	1,030,003	1,030,003
1,519,619	Vensure Employer Services, Inc.	14.50%	5/1/2026	9/17/2024	1,519,619	1,519,619
4,122,965	Vensure Employer Services, Inc.	14.50%	5/1/2027	10/25/2024	4,122,965	4,122,965
4,305,518	Vensure Employer Services, Inc.	14.50%	6/1/2027	12/6/2024	4,305,518	4,305,518
5,623,576	Vensure Employer Services, Inc.	14.50%	11/1/2027	3/11/2025	5,623,576	5,623,576
4,914,030	Vensure Employer Services, Inc.	14.50%	12/1/2027	5/12/2025	4,914,030	4,914,030
5,075,459	Vensure Employer Services, Inc.	14.50%	1/1/2028	6/23/2025	5,075,459	5,075,459
4,753,711	Vensure Employer Services, Inc.	14.50%	1/24/2028	7/24/2025	4,753,711	4,753,711
4,368,422	Vensure Employer Services, Inc.	14.50%	2/29/2028	8/29/2025	4,368,422	4,368,422
1,369,759	Voltron Global, LLC	12.50%	7/29/2027	7/30/2025	1,369,759	1,369,759
111,440	Washington Liftruck Inc.	12.50%	1/1/2027	11/8/2024	111,440	111,440
3,815,886	West Liberty Foods	14.50%	2/1/2027	11/22/2022	3,815,886	3,815,886
4,780,941	West Liberty Foods	14.50%	6/1/2027	8/5/2024	4,780,941	4,780,941
					480,527,237	480,998,743
	Financial Assets — 26.4%
65,529,615	BizFund LLC[6]	11.85% (SOFR + 7.50%)	12/30/2027	12/30/2024	65,529,615	65,529,615
61,000,000	Bondit LLC	13.00%	5/31/2027	5/31/2024	61,000,000	61,728,170
9,311,890	CapitalPlus Construction Services, LLC[4]	12.00%	10/1/2023	9/2/2020	9,311,890	—
2,469,892	CapitalPlus Supply Chain Partners, LLC[4]	12.00%	7/31/2024	8/31/2021	2,469,892	—
39,103,152	Cocolalla, LLC	14.00%	3/27/2026	3/16/2023	39,103,152	39,590,307
329,371	Dallas Growth Capital and Funding, LLC[4]	13.00%	2/23/2024	2/24/2021	329,371	—

See accompanying notes to financial statements.

Keystone Private Income Fund
Schedule of Investments September 30, 2025 (continued)
Principal Amount		Coupon Rate	Maturity Date	Original Acquisition Date	Cost	Fair Value
	Private Credit — 108.4%[1,2] (continued)
	Financial Assets — 26.4% (continued)
$25,000,000	Fox Funding Management, Inc.	12.00%	9/30/2028	9/30/2025	$25,000,000	$25,000,000
27,240,000	Kensington Private Equity Fund[5,6]	13.80% (SOFR + 9.50%)	3/28/2026	3/28/2023	27,240,000	27,347,609
35,000,000	Leyline Renewable Capital, LLC	14.00%	5/25/2027	5/26/2023	35,000,000	35,207,119
62,268,676	Lienstar LLC	13.00%	12/31/2026	3/13/2023	62,268,676	63,278,624
46,963,455	Met SPV Holdings, LLC —Series Sutton	13.00%	6/1/2027	8/1/2025	46,963,455	46,963,455
30,000,000	Metropolitan Partners Fund VIII, LP-EPM	12.50%	2/10/2027	7/11/2025	30,000,000	30,000,000
6,393,189	Propel Holdings, Inc.	13.60%	3/31/2030	6/8/2023	6,393,189	6,801,015
12,630,773	Simply Funding SPV, LLC	13.00%	10/7/2027	6/23/2021	12,630,773	12,720,946
19,587,542	SP Technologies, LLC[6]	11.85% (SOFR + 7.50%)	5/28/2028	5/29/2025	19,587,542	19,587,542
19,806,218	Unique Funding Solutions, LLC	13.50%	2/5/2028	2/5/2025	19,806,218	19,994,008
					462,633,773	453,748,410
	Specialty Real Estate Finance — 33.3%
13,270,384	750 Main Street LP3	11.05% PIK	7/3/2026	5/9/2022	13,270,384	13,366,939
18,657,647	8th Avenue Property Owners, LLC[3,6]	11.00% PIK (Prime + 3.50%)	11/14/2025	8/14/2023	18,657,647	18,657,647
6,665,046	Apple Valley BV Road, LLC[3]	11.00% PIK	3/23/2026	12/23/2024	6,665,046	6,799,302
20,004,614	Ashton Oak Homes (Black Locust), LLC[6]	10.50% (Prime + 3.00%)	3/23/2026	3/23/2023	20,004,614	20,175,209
12,646,226	Atomic Orchard Experiment, LLC[3]	10.75% PIK	10/31/2025	11/10/2022	12,646,226	12,646,226
1,368,690	BD RC Jacksonville Normandy, LP3,6	10.50% PIK (Prime + 3.00%)	3/18/2026	9/28/2023	1,368,690	1,368,690
5,786,884	BD RC North Myrtle Beach, LP3,6	10.50% PIK (Prime + 3.00%)	10/18/2025	9/28/2023	5,786,884	5,786,884
12,381,805	BEP CO Springs Hospitality LLC[3]	11.95% PIK	2/24/2026	8/24/2023	12,381,805	12,381,805
15,287,268	Capital Miller Pref NewCo, LLC[3]	14.00% PIK	12/5/2027	12/5/2022	15,287,268	15,640,793
7,980,265	Corta Stevens Point, LLC	13.00%	12/1/2025	4/13/2023	7,980,265	7,980,265
21,582,291	Dabney Road Industrial LLC[3]	10.50% PIK	10/20/2025	12/20/2023	21,582,291	21,770,707
34,786,609	DZ Tech Community LLC[3]	10.50% PIK	4/25/2026	8/31/2023	34,786,609	35,577,941
2,527,670	Frito Lay-Pomfret	9.50%	7/30/2025	11/1/2023	2,527,670	2,527,670
9,569,232	Frontera West-Sonoma Dev, LLC[3]	11.29% PIK	4/19/2026	10/19/2023	9,569,232	9,821,238
1,763,529	Galaxy Management Company, LLC[4,5]	14.00%	11/10/2023	11/18/2020	1,763,529	1,763,529
5,127,341	HD Post Buffalo, LLC[3]	9.95% PIK	10/1/2025	12/7/2022	5,127,341	5,127,341
18,400,000	Holmes Lane Development, LLC[3]	12.00% PIK	10/1/2025	8/4/2023	18,400,000	18,400,000
13,516,980	HSM Hawley, LLC[3]	10.50% PIK	4/5/2026	1/10/2024	13,516,980	13,759,641
See accompanying notes to financial statements.

Keystone Private Income Fund
Schedule of Investments September 30, 2025 (continued)
Principal Amount		Coupon Rate	Maturity Date	Original Acquisition Date	Cost	Fair Value
	Private Credit — 108.4%[1,2] (continued)
	Specialty Real Estate Finance — 33.3% (continued)
$7,794,360	JDI Pasadena Logistics Center SPE, LLC[3]	11.15% PIK	8/28/2026	8/30/2024	$7,794,360	$7,871,254
12,077	JF Wonderblock Phase 2, LLC[3]	10.99% PIK	2/20/2028	12/20/2023	12,077	12,077
22,731,101	MC Oslo Aurora, LLC[4]	13.25%	7/11/2025	7/11/2022	22,731,101	19,587,054
22,076,672	MC Oslo Hermitage, LLC[4]	13.00%	11/7/2024	5/19/2022	22,076,672	21,104,552
13,016,297	MC Oslo SFM Two, LLC[4]	13.00%	7/11/2025	5/19/2022	13,016,297	11,465,743
8,806,532	MC Oslo SFQ, LLC[4]	13.25%	7/11/2025	7/11/2022	8,806,532	4,753,164
12,819,411	MC Rye Katy, LLC[4]	13.25%	8/9/2025	8/10/2022	12,819,411	11,555,319
10,847,399	MC Rye Northwest, LLC[4]	13.25%	8/9/2025	8/9/2022	10,847,399	10,749,134
12,941,719	MC Rye Westchase, LLC[4]	13.25%	8/9/2025	8/9/2022	12,941,719	11,734,471
7,494,338	Merced Security Storage, LLC[3]	10.50% PIK	5/6/2026	5/6/2024	7,494,338	7,475,116
10,695,113	Nancy Jay Industrial Center, LLC	12.95%	5/31/2027	6/3/2022	10,695,113	11,292,982
5,850,000	Olympus Bluffs 4, LLC	11.95%	9/9/2026	9/9/2022	5,850,000	5,965,650
6,015,981	Olympus Oaks 1, LLC	12.50%	7/14/2026	7/13/2023	6,015,981	6,126,352
6,640,000	Olympus Oaks 2, LLC	12.50%	7/14/2026	7/13/2023	6,640,000	6,748,069
6,247,656	Olympus Oaks 4, LLC	12.50%	7/13/2026	7/13/2023	6,247,656	6,360,680
6,543,796	Olympus Oaks 5, LLC	12.50%	7/14/2026	7/13/2023	6,543,796	6,651,349
5,398,000	Olympus Oaks 6, LLC	12.50%	2/16/2027	2/16/2024	5,398,000	5,398,000
4,395,075	Olympus Oaks 7, LLC[3]	12.50% PIK	2/16/2027	2/16/2024	4,395,075	4,395,075
3,694,104	Olympus Oaks 8, LLC	12.50%	2/16/2027	2/16/2024	3,694,104	3,694,104
2,827,871	Olympus Oaks 9, LLC[3]	12.50% PIK	2/16/2027	2/16/2024	2,827,871	2,827,871
5,235,134	Olympus Palms 1, LLC	12.50%	7/2/2027	7/1/2022	5,235,134	5,235,134
5,132,000	Olympus Palms 2, LLC	12.50%	7/2/2027	7/2/2024	5,132,000	5,132,000
6,087,454	Olympus Palms 3, LLC	11.95%	7/2/2027	8/3/2022	6,087,454	6,236,155
5,666,886	Olympus Palms 4, LLC	14.00%	11/4/2025	10/4/2022	5,666,886	5,666,886
5,614,130	Olympus Palms 5, LLC	14.00%	11/4/2025	10/4/2022	5,614,130	5,614,130
5,322,381	Olympus Palms 6, LLC	14.00%	11/4/2025	10/4/2022	5,322,381	5,322,381
5,560,000	Olympus Palms 7, LLC	12.50%	7/2/2027	7/4/2024	5,560,000	5,560,000
6,820,069	Pierce Street Holdings LLC[4]	10.50%	9/15/2025	3/15/2022	6,820,069	6,820,069
13,218,214	Renton Hotel Holdings, LLC[3]	12.00% PIK	8/31/2026	5/24/2024	13,218,214	13,294,306
10,979,345	Richland LA Hotel Holdings, LLC[3]	12.00% PIK	9/30/2025	8/31/2023	10,979,345	10,979,345
4,242,542	Romeria Pointe, LLC[3]	11.09% PIK	3/4/2026	3/4/2024	4,242,542	4,242,542
7,308,321	Roseville Senior Affordable 2 LP3	11.25% PIK	11/30/2026	11/26/2024	7,308,321	7,475,114
8,801,816	Scarborough Hotel Holdings, LLC[3]	12.00% PIK	9/30/2026	6/24/2024	8,801,816	8,877,422
10,294,906	Syracuse Hotel Holdings, LLC	12.00%	5/31/2026	2/2/2024	10,294,906	10,396,952
468,745	Turner Rock Apartments, LLC[3]	10.85% PIK	4/15/2028	4/18/2025	468,745	468,745
5,839,593	VG Pines Residential, LLC[3]	11.15% PIK	9/1/2026	3/1/2024	5,839,593	5,839,593
17,386,334	Vivo Living Durham LLC[4]	9.50%	10/14/2024	10/14/2022	17,386,334	14,645,695
15,042,728	Vivo Living Raleigh 1 LLC[4]	9.50%	11/18/2024	11/18/2022	15,042,728	14,780,059
43,367,694	Vivo Portfolio	11.49%	12/15/2025	12/15/2023	43,367,694	43,861,325
1,033,480	West Creek II, LLC	10.50%	7/8/2026	7/8/2025	1,033,480	1,033,480
					581,591,755	570,801,176
	Total Private Credit				1,886,635,151	1,860,551,942

See accompanying notes to financial statements.

Keystone Private Income Fund
Schedule of Investments September 30, 2025 (continued)
Shares		Investment Type	Maturity Date	Original Acquisition Date	Cost	Fair Value
	Private Companies — 1.1%[1,2]
1,092,039	Hall Labs, LLC	Common Units			$14,050,000	$15,143,587
22,209	Onward Partners, LLC	Common Units			12,354,762	4,246,861
	Total Private Companies				26,404,762	19,390,448
	Private Investment Funds — 0.6%[1,2]
N/A	Structural Keystone VL LLC — Series KS Manscaped[7]		12/24/2025	12/17/2021	$10,730,909	$10,730,909
	Total Private Investment Funds				10,730,909	10,730,909
	Warrants — 0.0%[1,2]
73,274	Sovrn Holdings, Inc[7]				—	—
	Total Investments — 110.1%[8]				$1,923,770,822	$1,890,673,299
	Liabilities in excess of other assets — (10.1%)					(173,898,048)
	Net Assets — 100%					$1,716,775,251

SOFR – Secured Overnight Financing Rate

1      Restricted securities. The total value of these securities is $1,890,673, which represents 110.1% of total net assets of the Fund.

2   Level 3 securities fair valued under procedures established by the board of trustees of the Fund. The total value of these securities is $1,890,673, which represents 110.1% of total net assets of the Fund.

3      Principal includes accumulated payment in kind (“PIK”) interest and is net of repayments, if any.

4      In default.

5      This investment was made through a participation. See notes to financial statements.

6      Variable rate.

7      The single purpose investment fund’s strategy is to invest in only one isolated and preidentified secured credit investment with no discretion for any other additional investments beyond this single purpose holding for which the single purpose investment fund was formed. The single purpose investment fund shall continue until the one holding is realized in full. Given the single purpose nature of the investment holding, there is no redemption of any portion of the Fund’s investment prior to the realization in full of the underlying single investment.

8      Entire portfolio is pledged as collateral for line of credit.

See accompanying notes to financial statements.

Keystone Private Income Fund
Summary of Investments September 30, 2025
Security Type/Sector	Percent of Total Net Assets
Private Credit
Specialty Real Estate Finance	33.3%
Equipment Leasing	28.0%
Finance Assets	26.4%
Corporate Finance	20.7%
Total Private Credit	108.4%
Private Investment Funds	0.6%
Private Companies	1.1%
Warrants	0.0%
Total Investments	110.1%
Liabilities in excess of other assets	(10.1)%
Net Assets	100.0%

See accompanying notes to financial statements.

Keystone Private Income Fund
Statement of Assets and Liabilities September 30, 2025
Assets:
Investments, at fair value (cost $1,925,049,181)	$1,890,673,299
Unearned upfront investment income	(7,308,955)
Total Investments, at fair value, less unearned upfront investment income	$1,883,364,344
Cash	3,345,750
Cash equivalents held in escrow for subscriptions received in advance	25,305,107
Cash held for Propel Holdings, Inc.	304,869
Interest receivable	25,424,037
Purchase premium	502,659
Investments receivable	148,592
Total Assets	1,938,395,358

Liabilities:
Payables
Line of credit	130,000,000
Distributions payable	30,999,273
Proceeds from subscriptions received in advance	25,305,107
Payable for shares repurchased	27,775,757
Management fee payable (Note 4)	2,187,017
Incentive fees payable (Note 4)	2,773,701
Interest expense payable on line of credit	697,016
Investment expense payable	272,808
Professional fees payable	168,692
Fund services fees payable (Note 4)	148,520
Distribution and Servicing fee payable (Note 4)	129,891
Unearned interest income	1,090,743
Other accrued expenses	71,582
Total Liabilities	221,620,107

Net Assets	$1,716,775,251

Composition of Net Assets:
Paid-in capital	$1,749,568,002
Total accumulated loss	(32,792,751)
Net Assets	$1,716,775,251

See accompanying notes to financial statements.

Keystone Private Income Fund
Statement of Assets and Liabilities September 30, 2025 (continued)
Net Assets Attributable to:
Class A Shares	$198,616
Class D Shares	51,275,953
Class Y Shares	203,252,771
Class I Shares	130,034,902
Class Z Shares	1,332,013,009
$1,716,775,251

Shares of Beneficial Interest Outstanding (Unlimited Number of Shares Authorized, par value of $0.001):
Class A Shares	1,996
Class D Shares	519,596
Class Y Shares	2,056,576
Class I Shares	1,319,907
Class Z Shares	13,477,751
17,375,826

Net Asset Value per Share:
Class A Shares[1]	$99.52
Class D Shares[1]	$98.68
Class Y Shares	$98.83
Class I Shares	$98.52
Class Z Shares	$98.83

1          Class A and Class D shareholders may be charged a sales load up to a maximum of 3.50% on the amount they invest. See Note 6 to the financial statements.

See accompanying notes to financial statements.

Keystone Private Income Fund
Statement of Operations For the Year Ended September 30, 2025
Investment Income:
Investment income	$219,136,480
Other income[1]	28,921,987
Total Investment Income	248,058,467

Expenses:
Incentive fees (Note 4)	25,977,819
Management fees (Note 4)	24,049,009
Interest expense on line of credit	13,224,088
Fund service fees (Note 4)	1,661,247
Investment expense	1,507,193
Professional fees	615,108
Distribution and Servicing fee (Class Y) (Note 4)	497,168
Distribution and Servicing fee (Class D) (Note 4)	402,043
Distribution and Servicing fee (Class I) (Note 4)	159,099
Distribution and Servicing fee (Class A) (Note 4)	996
Other fees	250,662
Trustee and officer fees	140,929
CCO fees (Note 4)	73,312
Custody fees	27,682
Total Expenses	68,586,355
Net Investment Income	179,472,112

Net Change in Unrealized Depreciation on Investments
Net change in unrealized depreciation on investments	(24,171,867)
Net Change in Unrealized Depreciation on Investments	(24,171,867)

Net Increase in Net Assets from Operations	$155,300,245

1          Other income consists of PIK income of $28,921,987.

See accompanying notes to financial statements.

Keystone Private Income Fund
Statements of Changes in Net Assets
	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
Net Increase in Net Assets from: Operations:
Net investment income	$179,472,112	$150,686,255
Net change in unrealized depreciation on investments	(24,171,867)	(2,062,588)
Net Increase in Net Assets Resulting from Operations	155,300,245	148,623,667

Distributions to Shareholders:
Distributions:
Class A	(10,815)	—
Class D	(4,681,066)	(3,688,799)
Class Y	(22,186,887)	(19,897,352)
Class I	(11,816,270)	(10,269,830)
Class Z	(140,777,087)	(116,830,275)
Net Decrease in Net Assets from Distributions to Shareholders	(179,472,125)	(150,686,256)

Capital Transactions:
Proceeds from shares sold:
Class A	200,000	—
Class D	16,137,000	4,528,400
Class Y	77,751,522	78,723,432
Class I	14,025,325	29,362,400
Class Z	258,982,796	301,537,794
Reinvestment of distributions:
Class D	1,753,296	895,154
Class Y	8,833,949	6,734,114
Class I	3,698,412	3,604,099
Class Z	38,437,034	29,098,234
Cost of shares repurchased:
Class D	(220,411)	(985,365)
Class Y	(13,345,343)	(11,805,480)
Class I	(5,695,248)	(17,971,712)
Class Z	(63,816,103)	(55,077,365)
Exchanges
Class Y	(41,358,816)	(54,842,523)
Class I	18,430,102	7,152,892
Class Z	22,928,713	47,689,631

Net Increase (Decrease) in Net Assets from Capital Transaction
Class A	200,000	—
Class D	17,669,885	4,438,189
Class Y	31,881,312	18,809,543

See accompanying notes to financial statements.

Keystone Private Income Fund
Statements of Changes in Net Assets (continued)
	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
Class I	30,458,591	22,147,679
Class Z	256,532,440	323,248,294
Total Net Increase in Net Assets	312,570,348	366,581,116

Net Assets
Beginning of period	1,404,204,903	1,037,623,787
End of period	$1,716,775,251	$1,404,204,903

Capital Share Transactions:
Shares sold:
Class A	1,996	—
Class D	161,833	45,142
Class Y	779,408	784,557
Class I	141,179	293,906
Class Z	2,598,998	3,005,799
Shares issued in reinvestment of distributions:
Class A	—	—
Class D	17,688	8,939
Class Y	88,941	67,144
Class I	37,365	36,022
Class Z	387,019	290,137
Shares redeemed:
Class A	—	—
Class D	(2,233)	(9,888)
Class Y	(134,686)	(117,862)
Class I	(57,622)	(179,469)
Class Z	(643,814)	(549,783.00)
Exchanges
Class A	—	—
Class D	—	—
Class Y	(416,505)	(546,129)
Class I	188,197	71,561
Class Z	228,902	474,789

Net Increase (Decrease) in Capital Transaction Outstanding per Class
Class A	1,996	—
Class D	177,288	44,193
Class Y	317,158	187,710
Class I	309,119	222,020
Class Z	2,571,105	3,220,942

See accompanying notes to financial statements.

Keystone Private Income Fund
Statement of Cash Flows For the Year Ended September 30, 2025
Cash Flows from Operating Activities
Net increase in net assets from operations	$155,300,245
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Net change in unrealized depreciation	24,171,867
Purchases of investments	(1,380,224,643)
PIK interest income added to principal amount of investment	(28,921,987)
Principal reductions received	1,001,323,717
(Increase)/Decrease in Assets:
Unearned upfront investment income	(6,200,426)
Interest receivable	(6,717,962)
Investments receivable	(62,535)
Purchase premium	(193,562)
Increase/(Decrease) in Liabilities:
Restricted cash payable	(4,392,873)
Unearned interest reserve	1,052,304
Investments payable	(2,420)
Investment expense payable	74,150
Management fee payable	403,827
Incentive fees payable	(505,006)
Interest expense payable on line of credit	523,538
Professional fees payable	(54,898)
Fund services fees payable (Note 4)	148,520
Transfer Agent fees payable	(46,064)
Accounting and admin fees payable	(77,937)
Distribution and Servicing fee payable	32,269
Other accrued expenses	(72,073)
Net Cash Used in Operating Activities	(244,441,949)

Cash Flows from Financing Activities
Proceeds from subscriptions	363,628,939
Increase in payable for proceeds from subscriptions received in advance	5,811,835
Proceeds from line of credit	727,900,000
Payments made on line of credit	(659,863,548)
Distributions paid to shareholders, net of reinvestments and increase in distributions payable	(121,571,908)
Payments for shares repurchased	(67,812,572)
Net Cash Provided by Financing Activities	248,092,746

Net increase in cash and cash equivalents	3,650,797

Cash and cash equivalents at beginning of period[1]	25,304,929
Cash and cash equivalents at end of period[2]	$28,955,726

1          Cash and cash equivalents at beginning of period includes $19,493,272 of cash and cash equivalents held in escrow for subscriptions received in advance, $4,392,873 of restricted cash held for BlueRoc Intermediate, LLC, and $104,753 of cash held for Propel Holdings, Inc.

2          Cash and cash equivalents at end of period includes $25,305,107 of cash and cash equivalents held in escrow for subscriptions received in advance and $304,869 of cash held for Propel Holdings, Inc.

Non-cash financing activities not included herein consist of $52,722,691 of reinvested dividends.

Interest payments on line of credit were $12,700,550.

Non-cash operating activities not included herein consist of $28,921,987 of PIK Interest.
See accompanying notes to financial statements.

Keystone Private Income Fund
Financial Highlights Class A Shares

Per share operating performance.
For a capital share outstanding throughout the year.

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024 (Unaudited)^	For the Year Ended September 30, 2023 (Unaudited)^	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net Asset Value, beginning of year/period	$101.02	$101.02	$101.02	$101.02	$100.92
Income from Investment Operations:
Net investment income[1]	9.59	—	1.50	9.82	8.15
Net realized and unrealized gain (loss) on investments[2]	(1.26)	—	(0.01)	0.15	(0.12)
Total from investment operations	8.33	—	1.49	9.97	8.03

Distributions to investors:
From net investment income	(9.83)	—	(1.49)	(9.97)	(7.93)
Total distributions to investors	(9.83)	—	(1.49)	(9.97)	(7.93)

Net Asset Value, end of year/period	$99.52	$101.02	$101.02	$101.02	$101.02

Total Return[3]	8.62%	0.00%	1.49%	10.33%	8.24%

Ratios and Supplemental Data:
Net Assets, end of year/period (in thousands)	$199	$—	$—	$7,445	$1,734

Net expenses	5.17%[5,9]	0.00%	3.26%[6]	4.93%[7]	4.96%[8]

Net investment income	10.61%[5,9]	0.00%	10.32%[6]	9.72%[7]	8.06%[8]

Senior Securities
Total Amount Outstanding exclusive of Treasury Securities
Borrowings-Revolving Loan Agreement (in thousands)	130,000	61,964	60,659	64,926	29,433
Asset Coverage Per $1,000 of Borrowings
Borrowings-Revolving Loan Agreement	14,206	23,662	18,106	11,710	12,037

Portfolio Turnover Rate[4]	57%	56%	49%	63%	53%

^         For the year ended September 30, 2023 and 2024, respectively, Class A had no net assets and was not included in audited financial statements.

1          Per share data is computed using the average shares method.

See accompanying notes to financial statements.

Keystone Private Income Fund
Financial Highlights Class A Shares (continued)

2          Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

3          Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

4          Calculated at Fund level.

5          If distribution and servicing fees of 0.96%, incentive fees of 1.54%, line of credit expenses of 0.86%, and other transaction related expenses of 0.11% had been excluded, the expense ratios would have been decreased by 3.47%, and income ratios increased by 3.47%, for the year ended September 30, 2025.

6          If distribution and servicing fees of 1.00%, incentive fees of 0.28%, line of credit expenses of 0.12%, and other transaction related expenses of 0.08% had been excluded, the expense ratios would have been decreased by 1.48%, and income ratios increased by 1.48%, for the year ended September 30, 2023.

7          If distribution and servicing fees of 1.00%, incentive fees of 1.90%, line of credit expenses of 0.16%, and other transaction related expenses of 0.05% had been excluded, the expense ratios would have been decreased by 3.11%, and income ratios increased by 3.11%, for the year ended September 30, 2022.

8          If distribution and servicing fees of 1.06%, incentive fees of 1.61%, line of credit expenses of 0.13%, and other transaction related expenses of 0.06% had been excluded, the expense ratios would have been decreased by 2.86%, and the income ratios increased by 2.86%, for the year ended September 30, 2021.

9          Annualized, except for incentive fees.

See accompanying notes to financial statements.

Keystone Private Income Fund
Financial Highlights Class D Shares

Per share operating performance.
For a capital share outstanding throughout the year.

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net Asset Value, beginning of year/period	$100.18	$100.38	$101.13	$101.13	$100.00
Income from Investment Operations:
Net investment income[1]	10.41	11.33	9.68	9.96	9.08
Net realized and unrealized gain (loss) on investments[2]	(1.51)	(0.14)	(0.76)	0.13	(0.75)
Total from investment operations	8.90	11.19	8.92	10.09	8.33

Distributions to investors:
From net investment income	(10.40)	(11.39)	(9.67)	(10.09)	(7.20)
Total distributions to investors	(10.40)	(11.39)	(9.67)	(10.09)	(7.20)

Net Asset Value, end of year/period	$98.68	$100.18	$100.38	$101.13	$101.13

Total Return[3]	9.32%	11.76%	9.22%	10.44%	8.57%

Ratios and Supplemental Data:
Net Assets, end of year/period (in thousands)	$51,276	$34,294	$29,926	$12,122	$2,391

Net expenses	5.15%[5]	4.87%[6]	4.53%[7]	4.82%[8]	4.36%[9]

Net investment income	10.48%[5]	11.32%[6]	9.61%[7]	9.85%[8]	8.98%[9]

Senior Securities
Total Amount Outstanding exclusive of Treasury Securities
Borrowings-Revolving Loan Agreement (in thousands)	130,000	61,964	60,659	64,926	29,433
Asset Coverage Per $1,000 of Borrowings
Borrowings-Revolving Loan Agreement	14,206	23,662	18,106	11,710	12,037

Portfolio Turnover Rate[4]	57%	56%	49%	63%	53%

1          Per share data is computed using the average shares method.

2          Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

3          Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

See accompanying notes to financial statements.

Keystone Private Income Fund
Financial Highlights Class D Shares (continued)

4          Calculated at Fund level.

5          If distribution and servicing fees of 0.90%, incentive fees of 1.63%, line of credit expenses of 0.83%, and other transaction related expenses of 0.10% had been excluded, the expense ratios would have been decreased by 3.46%, and the income ratios increased by 3.46%, for the year ended September 30, 2025.

6          If distribution and servicing fees of 0.90%, incentive fees of 2.01%, line of credit expenses of 0.25%, and other transaction related expenses of 0.02% had been excluded, the expense ratios would have been decreased by 3.18%, and the income ratios increased by 3.18%, for the year ended September 30, 2024.

7          If distribution and servicing fees of 0.90%, incentive fees of 1.64%, line of credit expenses of 0.20%, and other transaction related expenses of 0.06% had been excluded, the expense ratios would have been decreased by 2.80%, and the income ratios increased by 2.80%, for the year ended September 30, 2023.

8          If distribution and servicing fees of 0.90%, incentive fees of 1.90%, line of credit expenses of 0.16%, and other transaction related expenses of 0.05% had been excluded, the expense ratios would have been decreased by 3.01%, and the income ratios increased by 3.01%, for the year ended September 30, 2022.

9          If distribution and servicing fees of 0.91%, incentive fees of 1.74%, line of credit expenses of 0.13%, and other transaction related expenses of 0.06% had been excluded, the expense ratios would have been decreased by 2.84%, and the income ratios increased by 2.84%, for the year ended September 30, 2021.

See accompanying notes to financial statements.

Keystone Private Income Fund
Financial Highlights Class Y Shares

Per share operating performance.
For a capital share outstanding throughout the year.

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net Asset Value, beginning of year/period	$100.33	$100.53	$101.28	$101.28	$100.58
Income from Investment Operations:
Net investment income[1]	11.16	12.00	10.40	10.71	9.12
Net realized and unrealized gain (loss) on investments[2]	(1.59)	(0.14)	(0.81)	0.05	(0.16)
Total from investment operations	9.57	11.86	9.59	10.76	8.96

Distributions to investors:
From net investment income	(11.07)	(12.06)	(10.34)	(10.76)	(8.26)
Total distributions to investors	(11.07)	(12.06)	(10.34)	(10.76)	(8.26)

Net Asset Value, end of year/period	$98.83	$100.33	$100.53	$101.28	$101.28

Total Return[3]	10.03%	12.48%	9.93%	11.16%	9.21%

Ratios and Supplemental Data:
Net Assets, end of year/period (in thousands)	$203,253	$174,521	$155,996	$117,699	$70,988

Net expenses	4.52%[5]	4.23%[6]	3.90%[7]	4.18%[8]	4.12%[9]

Net investment income	11.22%[5]	11.97%[6]	10.31%[7]	10.58%[8]	9.00%[9]

Senior Securities
Total Amount Outstanding exclusive of Treasury Securities
Borrowings-Revolving Loan Agreement (in thousands)	130,000	61,964	60,659	64,926	29,433
Asset Coverage Per $1,000 of Borrowings
Borrowings-Revolving Loan Agreement	14,206	23,662	18,106	11,710	12,037

Portfolio Turnover Rate[4]	57%	56%	49%	63%	53%

1          Per share data is computed using the average shares method.

2          Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See accompanying notes to financial statements.

Keystone Private Income Fund
Financial Highlights Class Y Shares (continued)

3          Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

4          Calculated at Fund level.

5          If distribution and servicing fees of 0.25%, incentive fees of 1.63%, line of credit expenses of 0.84%, and other transaction related expenses of 0.10% had been excluded, the expense ratios would have been decreased by 2.82%, and the income ratios increased by 2.82%, for the year ended September 30, 2025.

6          If distribution and servicing fees of 0.25%, incentive fees of 1.65%, line of credit expenses of 0.20%, and other transaction related expenses of 0.06% had been excluded, the expense ratios would have been decreased by 2.16%, and the income ratios increased by 2.16%, for the year ended September 30, 2023.

7          If distribution and servicing fees of 0.25%, incentive fees of 2.02%, line of credit expenses of 0.25%, and other transaction related expenses of 0.02% had been excluded, the expense ratios would have been decreased by 2.54%, and the income ratios increased by 2.54%, for the year ended September 30, 2024.

8          If distribution and servicing fees of 0.25%, incentive fees of 1.92%, line of credit expenses of 0.16%, and other transaction related expenses of 0.05% had been excluded, the expense ratios would have been decreased by 2.38%, and the income ratios increased by 2.38%, for the year ended September 30, 2022.

9          If distribution and servicing fees of 0.25%, incentive fees of 1.64%, line of credit expenses of 0.13%, and other transaction related expenses of 0.06% had been excluded, the expense ratios would have been decreased by 2.08%, and the income ratios increased by 2.08% for the year ended September 30, 2021.

See accompanying notes to financial statements.

Keystone Private Income Fund
Financial Highlights Class I Shares

Per share operating performance.
For a capital share outstanding throughout the year.

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net Asset Value, beginning of year/period	$100.02	$100.21	$100.96	$100.96	$100.76
Income from Investment Operations:
Net investment income[1]	11.09	12.12	10.52	10.90	9.52
Net realized and unrealized gain (loss) on investments[2]	(1.46)	(0.19)	(0.86)	(0.07)	(0.55)
Total from investment operations	9.63	11.93	9.66	10.83	8.97

Distributions to investors:
From net investment income	(11.13)	(12.12)	(10.41)	(10.83)	(8.77)
Total distributions to investors	(11.13)	(12.12)	(10.41)	(10.83)	(8.77)

Net Asset Value, end of year/period	$98.52	$100.02	$100.21	$100.96	$100.96

Total Return[3]	10.14%	12.60%	10.03%	11.27%	9.24%

Ratios and Supplemental Data:
Net Assets, end of year/period (in thousands)	$130,035	$101,095	$79,045	$23,003	$64,570

Net expenses	4.43%[5]	4.18%[6]	3.83%[7]	4.08%[8]	3.84%[9]

Net investment income	11.19%[5]	12.13%[6]	10.47%[7]	10.80%[8]	9.42%[9]

Senior Securities
Total Amount Outstanding exclusive of Treasury Securities
Borrowings-Revolving Loan Agreement (in thousands)	130,000	61,964	60,659	64,926	29,433
Asset Coverage Per $1,000 of Borrowings
Borrowings-Revolving Loan Agreement	14,206	23,662	18,106	11,710	12,037

Portfolio Turnover Rate[4]	57%	56%	49%	63%	53%

1          Per share data is computed using the average shares method.

2          Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

3          Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

4          Calculated at Fund level.
See accompanying notes to financial statements.

Keystone Private Income Fund
Financial Highlights Class I Shares (continued)

5          If distribution and servicing fees of 0.15%, incentive fees of 1.65%, line of credit expenses of 0.83%, and other transaction related expenses of 0.10% had been excluded, the expense ratios would have been decreased by 2.73%, and the income ratios increased by 2.73%, for the year ended September 30, 2025.

6          If distribution and servicing fees of 0.15%, incentive fees of 2.04%, line of credit expenses of 0.26%, and other transaction related expenses of 0.02% had been excluded, the expense ratios would have been decreased by 2.47%, and the income ratios increased by 2.47%, for the year ended September 30, 2024.

7          If distribution and servicing fees of 0.15%, incentive fees of 1.68%, line of credit expenses of 0.21%, and other transaction related expenses of 0.06% had been excluded, the expense ratios would have been decreased by 2.10%, and the income ratios increased by 2.10%, for the year ended September 30, 2023.

8          If distribution and servicing fees of 0.15%, incentive fees of 1.94%, line of credit expenses of 0.16%, and other transaction related expenses of 0.05% had been excluded, the expense ratios would have been decreased by 2.30%, and the income ratios increased by 2.30%, for the year ended September 30, 2022.

9          If distribution and servicing fees of 0.15%, incentive fees of 1.69%, line of credit expenses of 0.13%, and other transaction related expenses of 0.06% had been excluded, the expense ratios would have been decreased by 2.03%, and the income ratios increased by 2.03%, for the year ended September 30, 2021.

See accompanying notes to financial statements.

Keystone Private Income Fund
Financial Highlights Class Z Shares

Per share operating performance.
For a capital share outstanding throughout the year/period.

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net Asset Value, beginning of year/period	$100.33	$100.53	$101.28	$101.28	$100.56
Income from Investment Operations:
Net investment income[1]	11.36	12.20	10.66	10.94	9.49
Net realized and unrealized gain (loss) on investments[2]	(1.54)	(0.09)	(0.81)	0.07	(0.27)
Total from investment operations	9.82	12.11	9.85	11.01	9.22

Distributions to investors:
From net investment income	(11.32)	(12.31)	(10.60)	(11.01)	(8.50)
Total distributions to investors	(11.32)	(12.31)	(10.60)	(11.01)	(8.50)

Net Asset Value, end of year/period	$98.83	$100.33	$100.53	$101.28	101.28

Total Return[3]	10.31%	12.76%	10.20%	11.43%	9.49%

Ratios and Supplemental Data:
Net Assets, end of year/period (in thousands)	$1,332,013	$1,094,295	$772,657	$535,110	$185,090

Net expenses	4.27%[5]	3.97%[6]	3.66%[7]	3.93%[8]	3.82%[9]

Net investment income	11.41%[5]	12.17%[6]	10.57%[7]	10.81%[8]	9.37%[9]

Senior Securities
Total Amount Outstanding exclusive of Treasury Securities
Borrowings-Revolving Loan Agreement (in thousands)	130,000	61,964	60,659	64,926	29,433
Asset Coverage Per $1,000 of Borrowings
Borrowings-Revolving Loan Agreement	14,206	23,662	18,106	11,710	12,037

Portfolio Turnover Rate[4]	57%	56%	49%	63%	53%

1          Per share data is computed using the average shares method.

2          Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

3          Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

4          Calculated at Fund level.

See accompanying notes to financial statements.

Keystone Private Income Fund
Financial Highlights Class Z Shares (continued)

5          If incentive fees of 1.64%, line of credit expenses of 0.83%, and other transaction related expenses of 0.10% had been excluded, the expense ratios would have been decreased by 2.57%, and the income ratios increased by 2.57% for the year ended September 30, 2025.

6          If incentive fees of 2.01%, line of credit expenses of 0.25%, and other transaction related expenses of 0.02% had been excluded, the expense ratios would have been decreased by 2.28%, and the income ratios increased by 2.28% for the year ended September 30, 2024.

7          If incentive fees of 1.65%, line of credit expenses of 0.21%, and other transaction related expenses of 0.06% had been excluded, the expense ratios would have been decreased by 1.92%, and the income ratios increased by 1.92% for the year ended September 30, 2023.

8          If incentive fees of 1.91%, line of credit expenses of 0.16%, and other transaction related expenses of 0.05% had been excluded, the expense ratios would have been decreased by 2.12%, and the income ratios increased by 2.12% for the year ended September 30, 2022.

9          If incentive fees of 1.66%, line of credit expenses of 0.13%, and other transaction related expenses of 0.06% had been excluded, the expense ratios would have been decreased by 1.85%, and the income ratios increased by 1.85% for the year ended September 30, 2021.

See accompanying notes to financial statements.

Keystone Private Income Fund
Notes to Financial Statements September 30, 2025

1. Organization

The Keystone Private Income Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates under an Agreement and Declaration of Trust dated August 26, 2019 (the “Declaration of Trust”). Keystone National Group, LLC serves as the investment adviser (the “Investment Manager”) to the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to continue to qualify and has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund commenced operations on July 1, 2020.

The Fund offers five separate classes (each a “Class”) of shares of beneficial interest (“Shares”) designated as Class A, Class D, Class Y, Class I, and Class Z Shares. As used herein, “Shareholders” refers to the holders of Shares of the Fund. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

The Fund’s primary investment objective is to produce current income. The Investment Manager manages the Fund’s portfolio with a view toward producing current income, managing liquidity and protecting against downside scenarios. Under normal market conditions, the Fund will seek to achieve its investment objective by opportunistically investing, directly or indirectly, a majority of its net assets (plus any borrowings for investment purposes) in a wide range of private credit-oriented or other cash flow producing investments. For purposes of the Fund’s strategy, such investments may include corporate loans and credit facilities, equipment leasing transactions, real estate backed loans, corporate and consumer receivables, and other specialty finance opportunities or income-producing assets. The Fund may allocate its assets through a wide range of investment vehicles and structures, including among others as senior debt and also as subordinated debt, preferred equity and common equity investments. There can be no assurance that the Fund will achieve its investment objective.

At a special meeting of the Fund’s shareholders held on February 14, 2025, the shareholders elected Kent Misener, Daren Shaw, Herbert E. Scruggs, and Brandon Nielson to serve as members of the board of trustees of the Fund (the “Board”). Effective as of March 26, 2025, each of the former trustees of the Fund resigned, and each of Mr. Nielson, who is an “interested person” of the Fund, and Messrs. Misener, Shaw and Scruggs, who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, became the members of the Board.

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Allocation of Shareholders Capital

The Shares of each Class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Board. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each Class of Shares in proportion to their relative Shares outstanding. Shareholders of a Class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights with respect to that distribution plan.

Keystone Private Income Fund
Notes to Financial Statements September 30, 2025 (continued)
2. Significant Accounting Policies (continued)

Investment Transactions and Related Investment Income

The Fund’s investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined using the specific identification method for financial reporting. Interest income is recognized on the accrual basis and prepayment fees are recognized as interest income when received. Interest receivables are written off when deemed uncollectible. Dividend income is recognized on the ex-dividend date. Some or all of the interest payments of a loan or preferred equity may be structured in the form of payment in kind (“PIK”), which accrues on a current basis but is generally not paid in cash until maturity or some other determined payment date. PIK interest is included in the Fund’s net asset value and also in determining net investment income for purposes of calculating the Incentive Fee (defined below). PIK interest may be included with cash interest payments or otherwise tailored to address both the specific circumstances of the borrower and the return requirements of the investor. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due. Interest receivables are written off when deemed uncollectible.

Upfront investment income or other payments are sometimes charged to borrowers at the closing of a loan investment transaction. This income is received at the time of closing and then deferred to be recognized as investment income over the term of the loan utilizing the straight-line method, which does not differ materially from the effective interest method under US GAAP. For the year ended September 30, 2025, the Fund recognized upfront investment income of $17,371,997, which is included in investment income in the Statement of Operations. As of September 30, 2025, the Fund has $7,308,955 of unearned upfront investment income included in the Statement of Assets and Liabilities.

Loans purchased at premium are amortized over the life of loan as Purchase premium on the Statement of Assets and Liabilities and Interest income on the Statement of Operations. During the year ended September 30, 2025, the fund amortized $162,850.

Cash Escrow

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, n.a., the Fund’s escrow agent, and are restricted for use otherwise. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund for the benefit of all Shareholders.

Federal Income Taxes

The Fund has qualified and intends to continue to qualify as a “RIC” under Subchapter M of the Code. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to Shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of September 30, 2025.

Distributions to Shareholders

The Fund accrues distributions monthly and pays distributions quarterly to its Shareholders of the net investment income of the Fund after payment of Fund operating expenses. The dividend rate may be modified by the Board from time to time. To the extent that any portion of the Fund’s quarterly distributions are considered a return of capital to Shareholders, such portion would not be considered dividends for U.S. federal income tax purposes and would represent a return of the amounts that such Shareholders invested. Although such return of capital distributions are not currently taxable to Shareholders, such distributions will have the effect of lowering a Shareholder’s tax basis in such Shares, and could result in a higher tax liability when the Shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt income undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed

Keystone Private Income Fund
Notes to Financial Statements September 30, 2025 (continued)
2. Significant Accounting Policies (continued)

investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. This distribution policy, may, under certain circumstances, have adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain.

Valuation of Investments

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). Under the Valuation Procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Investment Manager (the “Valuation Designee”) subject to the oversight of the Board. The Valuation Designee oversees the valuation of the Fund’s investments on behalf of the Fund in accordance with the Valuation Procedures, which provide that investments will be valued at fair value. Furthermore, the valuation of the Fund’s assets will be done in accordance with the FASB ASC Topic 820, Fair Value Measurements and Disclosures.

In general, fair value represents a good faith approximation of the current value of an asset and is used when there is no public market or possibly no market at all for the asset. As a result, the fair values of one or more assets may not be the prices at which those assets are ultimately sold. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s net asset value (“NAV”) if the judgments of the Valuation Designee regarding appropriate valuations should prove incorrect.

The Fund holds a high proportion of illiquid investments relative to its total investments, which is directly related to the Fund’s investment objectives and strategy. The valuation approach will likely vary by investment, but may include comparable public market valuations, comparable transaction valuations and discounted cash flow analyses. All factors that might materially impact the value of an investment (i.e., underlying collateral, operating results, financial condition, achievement of milestones, and economic and/or market events) may be considered. In certain circumstances the Valuation Designee may determine that cost best approximates the fair value of the particular investment.

Repurchase Offers

The Fund provides some liquidity to Shareholders by making quarterly offers to repurchase a certain percentage of its outstanding Shares at NAV. The decision to offer to repurchase Shares is in the complete and absolute discretion of the Board and the Board may, under certain circumstances, elect not to offer to repurchase Shares. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders and generally are funded from available cash. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance.

Borrowing, Use of Leverage

The Fund may employ leverage through a secured Revolving Loan Agreement, as amended (the “Revolving Loan Agreement”) to achieve its investment objective. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including the Investment Manager’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. Borrowings by the Fund will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. Such debt exposes the Fund to refinancing, recourse and other risks. As a general matter, the presence of leverage can accelerate losses. Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the Investment Company Act) of 300% or more (in the event leverage is obtained solely through debt) or 200% or more (in the event leverage is obtained solely though preferred stock). The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The Investment Manager expects that the Fund’s borrowings may ultimately be secured with a security interest in Fund investments. In times of adverse market conditions, the Fund may be required to post additional collateral which could affect the Fund’s liquidity.

Keystone Private Income Fund
Notes to Financial Statements September 30, 2025 (continued)
2. Significant Accounting Policies (continued)

As of September 30, 2025, the Revolving Loan Agreement has maximum credit available of $325,000,000 with a maturity date of August 2, 2027. For the year ended September 30, 2025, the average balance outstanding and weighted average interest rate were $167,357,843 and 7.51%, respectively. For the year ended September 30, 2025, the Fund incurred and paid interest expense of $13,224,088 and $12,700,550, respectively. As of September 30, 2025, the Fund has an outstanding line of credit balance of $130,000,000 at a 7.24% (SOFR +3.00%) interest rate. The maximum the Fund borrowed during the year ended September 30, 2025 was $258,363,548 on June 1, 2025.

Participations

The Fund may invest a portion of its assets in participation interests or special purpose vehicles holding various credit investments. The special risks associated with these obligations include adverse consequences resulting from participating in such instruments with other institutions with lower credit quality and limitations on the ability of the Fund to directly enforce its rights with respect to participations. The Fund may acquire interests in such credit investments either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the credit arrangement with respect to the obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a credit arrangement typically results in a contractual relationship only with the institution participating out the interest and not directly with the counterparty. In purchasing participations, the Fund may have no right to enforce compliance by the counterparty with the terms of the credit agreement, and the Fund may not directly benefit from the collateral supporting the credit obligation in which it has purchased the participation. As a result, if the Fund were to hold a participation, it would assume the credit risk of both the borrower and the institution selling the participation to the Fund. As of September 30, 2025, the total value of investments that are a participations is $81,973,206.

Commitments

The Fund’s investment portfolio contains debt investments which are in the form of lines of credit or delayed draw commitments, which require the Fund to provide funding when requested by portfolio companies in accordance with underlying loan agreements. The Investment Manager has the right to reject delayed draw requests if the criteria within the agreements are not met.

Cash

Cash held for Propel Holdings, Inc. is used to purchase loans on behalf of the Fund.

Segment Reporting

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President and Chief Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s Consolidated Financial Statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

Keystone Private Income Fund
Notes to Financial Statements September 30, 2025 (continued)
3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Limited Liquidity

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Investment Manager Incentive Fee Risk

Any Incentive Fee (defined below) payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest or gains that have been accrued or are unrealized, but not yet received or realized. The Investment Manager is not under any obligation to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued income or unrealized gains that the Fund never received or realized, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received or gains it never realized. The Incentive Fee payable by the Fund to the Investment Manager may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Investment Manager is determined may encourage it to use leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor Shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Private Credit

Private credit is a common term for unregistered debt investments made through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including without limitation first and second lien senior secured loans, subordinated or unsecured debt and preferred equity arrangements. From time to time these investments might include equity features such as warrants, options, or common stock depending on the strategy of the investor and the financing requirements of the company or asset.

Loans to private companies, businesses and operators can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the collateral that secures the investment, variability in the issuer’s cash flows, the size of the issuer, the quality of collateral securing debt and the degree to which such collateral covers the accompanying debt obligations. The businesses in which the Fund invests may be levered, and the investments made by the Fund will generally not be rated by national credit rating agencies. The loans in which the Fund will invest may be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

Keystone Private Income Fund
Notes to Financial Statements September 30, 2025 (continued)
3. Principal Risks (continued)

Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war (including in Europe and the Middle East), acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of Market Disruption and Geopolitical Risks on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S.; global financial markets’ stability; and global economic conditions. These events could, in turn, adversely affect the Fund’s overall performance.

Banking Risk

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

4. Investment Advisory and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Investment Manager is entitled to a fee consisting of two components — a base management fee (the “Investment Management Fee”) and an incentive fee (the “Incentive Fee”). The Investment Management Fee is calculated and payable monthly in arrears at the annual rate of 1.50% of the month-end value of the Fund’s net assets before management fees for the current month. The Investment Management Fee is paid out of the Fund’s assets. Such fees are paid to the Investment Manager before giving effect to any repurchase of Shares effective as of that date and decreases the net profits or increases the net losses of the Fund that are credited to its Shareholders.

Effective January 1, 2021, the Incentive Fee is calculated and payable monthly in arrears based upon the Fund’s net profits for the immediately preceding month, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets equal to 0.58333333% per month (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature. Prior to January 1, 2021, the Incentive Fee was calculated quarterly. The Incentive Fee is equal to 15.0% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account. For the purposes of the Incentive Fee, the term “net profits” means the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee). The Fund will maintain a memorandum account (the “Loss Recovery Account”), which has an initial balance of zero and will be (i) increased upon the close of each calendar month end of the Fund by the amount of the net losses of the Fund for the month, and (ii) decreased (but not below zero) upon the close of each calendar month end by the amount of the net profits of the Fund for the month.

Keystone Private Income Fund
Notes to Financial Statements September 30, 2025 (continued)
4. Investment Advisory and Other Agreements (continued)

Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. The “catch-up” provision is intended to provide the Investment Manager with an incentive fee of 15.00% on all of the Fund’s net profits when the Fund’s net profits reach 0.68627451% of net assets in any calendar month (8.24% annualized). For the year ended September 30, 2025, the Fund incurred $25,977,819 in Incentive Fees.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (including the Investment Management Fee, but excluding taxes, interest expense, sales charges and other brokerage commissions, other transaction related expenses, acquired fund fees and expenses, Incentive Fees, Distribution and Servicing Fees, expenses incurred in connection with any merger or reorganization and extraordinary expenses) does not exceed 3.00% of the Fund’s net assets on an annualized basis (the “Expense Limit”). Because taxes, interest expense, sales charges and other brokerage commissions, other transaction related expenses, acquired fund fees and expenses, Incentive Fees, Distribution and Servicing Fees, expenses incurred in connection with any merger or reorganization and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) may exceed 3.00% of the average daily net assets of each Class of Shares.

For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided they are able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the Waiver and (ii) the expense limit in effect at the time of the recoupment. The Expense Limitation and Reimbursement Agreement had an initial one-year term, which ended on February 2, 2021, and will automatically renew for consecutive one-year terms thereafter. Either the Fund or the Investment Manager may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice. For the year ended September 30, 2025, the Investment Manager did not waive any fees or reimburse any expenses. As of September 30, 2025, there were no recoverable reimbursed expenses to the Investment Manager.

PINE Distributors LLC serves as the Fund’s placement agent (the “Placement Agent”). Prior to August 1, 2025, Distribution Services, LLC served as the Fund’s Placement Agent. Prior to December 6, 2024, UMB Distribution Services, LLC served as the Fund’s Placement Agent. For the year ended September 30, 2025, the Fund’s allocated Placement Agent fees are reported as Distribution and Servicing fees on the Statement of Operations.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant and administrator. Ultimus Fund Solutions, LLC (“Ultimus”) serves as the Fund’s transfer agent. Prior to September 20, 2025, UMBFS served as the transfer agent. For the year ended September 30, 2025, the Fund’s allocated UMBFS and Ultimus fees are reported as Fund service fees on the Statement of Operations.

A Trustee and certain officers of the Fund are employees of the Investment Manager. The Fund does not compensate Trustees and officers affiliated with the Investment Manager. For the year ended September 30, 2025, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Investment Manager are reported on the Statement of Operations.

PINE Advisor Solutions LLC provides Chief Compliance Officer (“CCO”) services to the Fund. Prior to March 26, 2025, Vigilant Compliance, LLC provided CCO services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2025 are reported on the Statement of Operations.

The Fund has adopted a Distribution and Service Plan with respect to Class A Shares, Class D Shares, Class Y Shares and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund may pay as compensation up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares, up to 0.90% on an annualized basis of the aggregate net assets of the Fund attributable to Class D Shares, up to 0.25% on an annualized basis of the aggregate net assets of the Fund

Keystone Private Income Fund
Notes to Financial Statements September 30, 2025 (continued)
4. Investment Advisory and Other Agreements (continued)

attributable to Class Y Shares, and up to 0.15% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares (the “Distribution and Servicing Fee”) to the Fund’s Placement Agent or other qualified recipients under the Distribution and Service Plan. For purposes of determining the Distribution and Servicing Fee, NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Therefore, it is possible the Distribution and Servicing Fee rate on the Financial Highlights may show a rate above the contractual limit. Class Z Shares are not subject to the Distribution and Service Plan.

5. Fair Value of Investments

Fair value — Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•        Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•        Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•        Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of September 30, 2025:

Investments	Level 1	Level 2	Level 3	Total
Private Credit	$—	$—	$1,860,551,942	$1,860,551,942
Private Companies			19,390,448	19,390,448
Private Investment Funds	—	—	10,730,909	10,730,909
Warrants*	—	—	—	—
Total Investments, at fair value	$—	$—	$1,890,673,299	$1,890,673,299

*       Warrants are valued at $0.

Keystone Private Income Fund
Notes to Financial Statements September 30, 2025 (continued)
5. Fair Value of Investments (continued)

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the year ended September 30, 2025:

	Private Credit	Private Companies	Private Investment Funds	Warrants*
Balance as of October 1, 2024	$1,495,644,505	$—	$11,377,749	$—
Transfers In	—	21,696,464	—	—
Transfers Out	(21,696,464)	—	—	—
Purchases	1,379,009,295	1,215,348	—	—
PIK interest income added to principal amount of investment**	28,921,987	—	—	—
Sales	—	—	—	—
Principal reductions received	(999,711,529)	(965,348)	(646,840)	—
Realized gains (losses)	—	—	—	—
Change in unrealized appreciation (depreciation)	(21,615,852)	(2,556,016)	—	—
Balance as of September 30, 2025	$1,860,551,942	$19,390,448	$10,730,909	$—

*       Warrants are valued at $0.

**     See Note 2 for more information on PIK transactions.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2025.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs (Weighted Average)
Private Credit	$1,860,551,942	Discounted Cash Flow	Discount Rate	8.4% – 35.4%
Private Companies	4,246,861	Market Comparable Companies	Enterprise Value/Revenue & EBITDA Multiples	0.1 – 16.6 (3.6)
Private Companies	15,143,587	Discounted Cash Flow	Discounted Rate	12.9%
Private Investment Funds	10,730,909	Discounted Cash Flow	Discount Rate	14.8%
Warrants*	—	Recent transactions	Price	N/A

*      Warrants are valued at $0.

6. Capital Stock

The minimum initial investment in Class A Shares and Class Y Shares by any investor is $50,000, the minimum initial investment in Class D Shares and Class I Shares by any investor is $5,000,000, and the minimum initial investment by any investor in Class Z Shares is $10,000,000. However, the Fund, in its sole discretion, may accept investments in any Class of Shares below these minimums. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements. Class Y and Class D Shares were issued at $100.00 per share and Class A, Class I, and Class Z Shares were issued at $100.53 per share.

Class A Shares and Class D Shares are subject to a sales charge of up to 3.50%. No sales charge is expected to be charged with respect to investments by the Investment Manager or its affiliates, and their respective directors, principals, officers and employees and others in the Investment Manager’s sole discretion. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. Neither Class I, Class Y nor Class Z Shares are subject to any sales charge.

Keystone Private Income Fund
Notes to Financial Statements September 30, 2025 (continued)
6. Capital Stock (continued)

Because the Fund is a closed-end fund, and Shareholders do not have the right to require the Fund to redeem Shares, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders, in order to provide a limited degree of liquidity to Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider a variety of operational, business and economic factors. The Investment Manager expects to ordinarily recommend that the Board authorize the Fund to offer to repurchase Shares from Shareholders quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if any such date is not a business day, on the last business day of such calendar quarter).

If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than 365 calendar days, then such repurchase will be subject to a 2.00% early repurchase fee payable to the Fund. In determining whether the repurchase of Shares is subject to an early repurchase fee, the Fund will repurchase that portion of the Shares held the longest first. Early repurchase fees, if any, are disclosed in the Statement of Changes in Net Assets. For the year ended September 30, 2025, there were no early repurchase fees.

For the year ended September 30, 2025, the Fund’s capital stock transactions are reported on the Statements of Changes in Net Assets.

7. Federal Income Taxes

As of September 30, 2025, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes, were as follows:

Cost of investments	$1,924,995,622
Gross unrealized appreciation	$11,927,047
Gross unrealized depreciation	(44,971,012)
Net unrealized appreciation/depreciation on investments	$(33,043,965)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain partnership investments income.

GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2025, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid in Capital	Total Distributable Earnings
$ (835,570)	$ 835,570

As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$31,250,487
Undistributed long-term capital gains	—
Distributions payable	(30,999,273)
Accumulated capital and other losses	—
Unrealized depreciation on investments	(33,043,965)
Total accumulated loss	$(32,792,751)

Keystone Private Income Fund
Notes to Financial Statements September 30, 2025 (continued)
7. Federal Income Taxes (continued)

The tax character of distributions paid during the years ended September 30, 2025 and September 30, 2024 was as follows:

	2025	2024
Distributions paid from:
Ordinary income	$149,104,806	$124,864,509
Net long-term capital gains	—	—
Total distributions paid	$149,104,806	$124,864,509

The difference in the amount of distributions against the Statements of Changes in Net Assets relates to the timing of certain distributions being reported on a cash basis for tax purposes. As of September 30, 2025, there were $30,999,273 of distributions payable that will be considered paid in the tax year ending September 30, 2026 for tax purposes.

8. Investment Transactions

For the year ended September 30, 2025, purchases, excluding short-term investments were $1,380,224,643, purchases including PIK interest income purchases added to principal amount of investment were $28,921,987, and sales of investments, including principal reductions received, excluding short-term investments, were $1,001,323,717.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

10. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

Keystone Private Income Fund
Other Information September 30, 2025 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-888-442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are or will be available on the SEC’s website at www.sec.gov or by calling the Fund at 1-888-442-4420.

Keystone Private Income Fund
Other Information September 30, 2025 (Unaudited) (continued)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number

•  Account balances

•  Account transactions

•  Transaction history

•  Wire transfer instructions

•  Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-779-1999

Keystone Private Income Fund
Other Information September 30, 2025 (Unaudited) (continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•  Open an account

•  Provide account information

•  Give us your contact information

•  Make a wire transfer

•  Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  Affiliates from using your information to market to you

•  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Keystone National Group, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund doesn’t jointly market.

Keystone Private Income Fund
Fund Management September 30, 2025 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at 1 (888) 442-4420.

INDEPENDENT TRUSTEES
NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE**/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) AND HELD PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE NOMINEE	OTHER DIRECTORSHIPS HELD BY THE TRUSTEE NOMINEE DURING THE PAST 5 YEARS***
Kent Misener Year of Birth: 1952	Chair and Trustee	Since 2025	Chief Investment Officer (since 2015) at Able & Strong Advisors, Inc (f/k/a VeraPath Global Investing LLC) (investment advisory firm).	1	Longleaf Partners Funds Trust (4 portfolios) (registered investment company) FS MVP Private Markets Fund (registered investment company)
Daren Shaw Year of Birth: 1957	Trustee	Since 2025	Managing Director, (1997-2019) D.A. Davidson & Co. (investment banking company).	1	The Ensign Group (NASDAQ: ENSG), Profire Energy Inc. (NASDAQ: PFIE)
Herbert E. “Bud” Scruggs Year of Birth: 1957	Trustee	Since 2025	Co-Founder and Managing Director (since 2023), Cynosure Partners (investment advisory firm).	1	Crystal Peak Mineral Inc. (OTCQB: CPMMF)

Keystone Private Income Fund
Fund Management September 30, 2025 (Unaudited) (continued)
INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE**/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) AND HELD PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE NOMINEE	OTHER DIRECTORSHIPS HELD BY THE TRUSTEE NOMINEE DURING THE PAST 5 YEARS***
Brandon Nielson[1] Year of Birth: 1972	Trustee	Since 2025	Managing Partner, Keystone National Group, LLC (investment advisory firm), (2006 – Present).	1	None.
John Earl Year of Birth: 1966	President	Since Inception (2020)	Managing Partner, Keystone National Group (2006 – present).	N/A	N/A
Brad Allen Year of Birth: 1980	Treasurer	Since Inception (2020)	Managing Partner, Keystone National Group (2010 – present).	N/A	N/A
Michelle Mattson Year of Birth: 1990	Secretary	Since 2025	Vice President, Investor Relations (2024 – Present), Operations Manager (2013 – 2024), Keystone National Group, LLC	N/A	N/A
Randi Jean Roessler Year of Birth: 1981	Chief Compliance Officer	Since 2025

Director, PINE Advisor Solutions (March 2023 – present); Chief Compliance Officer, Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018 – 2023).

				N/A	N/A

*     Address for Trustees and officers: c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212.

**   Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.

***  Includes any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

1           Mr. Neilson is deemed to be an interested person of the Fund because he is affiliated with Keystone National Group, LLC, the Fund’s Investment Manager.

Investment Manager

Keystone National Group, LLC
60 East South Temple, Suite 2100
Salt Lake City, UT 8411
www.keystonenational.com

Custodian Bank
UMB Bank, n.a.
928 Grand Blvd
Kansas City, MO 64106

Fund Administrator and Fund Accountant
UMB Fund Services
235 W. Galena Street
Milwaukee, Wisconsin 53212

Transfer Agent
Ultimus Fund Solutions, LLC
225 Pictoria Drive #450
Cincinnati, OH 45246

Placement Agent
PINE Distributors LLC
501 S Cherry Street, Suite 610
Denver, CO 80246

Independent Registered Public Accounting Firm
Grant Thornton LLP
171 N. Clark Street, Suite 200
Chicago, IL 60601

(b) Not applicable

Item 2.     Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e) Not applicable.

(f) The registrant has included with this filing, pursuant to Item 13(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3.     Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Mr. Daren Shaw is qualified to serve as the audit committee financial expert serving on its Audit Committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.     Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for the fiscal year ended September 30, 2025 and the fiscal year ended September 30, 2024 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year or fiscal period, as applicable, are $243,991 and $225,750, respectively.

Audit-Related Fees

(b) The aggregate fees billed for the fiscal year ended September 30, 2025 and the fiscal year ended September 30, 2024 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

Tax Fees

(c) The aggregate fees billed for the fiscal year ended September 30, 2025 and the fiscal year ended September 30, 2024 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 and $0, respectively. These services include preparation of Federal and state tax returns and review of excise dividend calculations.

All Other Fees

(d) The aggregate fees billed for the fiscal year ended September 30, 2025 and the fiscal year ended September 30, 2024 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement for those services.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended September 30, 2025 and the fiscal year ended September 30, 2024 of the registrant was $0 and $0, respectively.

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b) Not applicable

Item 7.     Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.     Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.     Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.   Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.   Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY POLICY

INTRODUCTION

Keystone National Group, LLC (“Keystone”) acts as the advisor to the Keystone Private Income Fund (“the Fund”). Rule 206(4)-6 under the Advisers Act requires a registered investment adviser with voting authority over client proxies to adopt proxy voting policies and procedures, including procedures to address material conflicts of interest, and to disclose such procedures and its specific voting history to clients.1 The Rule does not apply to advisers whose clients retain voting authority, smaller investment advisers who are registered with state securities authorities, or investment advisers who are not required to register under the Advisers Act.

An adviser subject to the Rule is required to:

•        adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients; describe such procedures to clients and, upon request, provide a summary of the procedures to clients;

•        disclose to clients how they may obtain information on how the adviser voted their proxies; and

•        retain certain written records about its proxy voting. (See Section XIX. – “Recordkeeping Requirements” below for a more complete description.)

The Rule applies to all advisers that have explicit or implicit proxy voting authority over client securities. The SEC has clarified that an overall delegation of discretionary authority to an adviser constitutes implicit proxy voting authority, even though an advisory contract may be silent on this point. The Rule does not apply to advisers who do not have authority to vote the proxies themselves but provide advice to clients about voting proxies.

The SEC did not mandate specific proxy voting policies and procedures. However, the SEC encouraged the design of policies and procedures that address:

•        how an adviser votes its proxies on behalf of its clients; and

•        the particular factors that an adviser takes into consideration when voting on particular matters.

The Rule also specifically requires that the procedures address material conflicts that may arise between an adviser or its affiliates and its clients (such as when the adviser has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorship). The SEC noted that a policy of disclosing conflicts to a client and obtaining direction from the client on how to vote would satisfy the requirement of the Rule (although certain additional consideration should be given to this alternative in the case of employee benefit plan clients). Otherwise, the adviser must be able to demonstrate that its vote was based on the client’s best interest and not on the interests of the adviser.

The SEC staff has also issued guidance on an investment adviser’s responsibilities in retaining proxy advisory firms.2 The guidance suggests that advisers have an ongoing duty to monitor proxy advisory firms to ensure that the firms have the capacity and competency to adequately analyze proxy issues. The SEC staff has indicated that an adviser should take reasonable steps to verify that a proxy advisory firm is independent and can make proxy voting recommendations in an impartial manner and in the best interests of the adviser’s clients.

____________

1        The SEC issued a Staff Legal Bulletin recently providing guidance on investment advisers’ proxy voting responsibilities and use of outside proxy advisory firms. The bulletin noted that when considering the retention (or continuation of an existing retention) of a proxy advisory firm to provide voting recommendations, an adviser should assess such firm’s ability to competently and adequately analyze proxy issues. The bulletin also highlighted the importance of policies and procedures designed to ensure (a) adequate oversight of an outside proxy advisory firm; (b) that the investment adviser is apprised of any applicable changes to the proxy firm’s business or any new potential conflicts of interest; and (c) that proxies are being voted in the best interest of clients (see Proxy Voting: Proxy Voting Responsibilities of Investment Advisers and Availability of Exemptions from the Proxy Rules for Proxy Advisory Firms, June 30, 2014).

2        Proxy Voting: Proxy Voting Responsibilities of Investment Advisers and Availability of Exemptions from the Proxy Rules for Proxy Advisory Firms, Staff Legal Bulletin No. 20 (IM/CF) (June 30, 2014).

Effective September 16, 2019

Item 13.   Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following is biographical information about the members of Keystone National Group, LLC (the “Investment Manager”), who are primarily responsible for the day-to-day portfolio management of the Keystone Private Income Fund as of the date of the filing of this report:

John Earl

Mr. Earl is a Managing Partner of the Investment Manager and is active in investment selection, due diligence and the general management of the Investment Manager. Mr. Earl was previously a Senior Vice President in the investment banking department of Lehman Brothers. While at Lehman Brothers, Mr. Earl was active in evaluating and executing a broad variety of direct investment opportunities and monetization strategies, including acquisitions, mergers, buyouts, initial public offerings, secondary equity offerings, recapitalizations and company sale transactions. Prior to joining Lehman Brothers, Mr. Earl was a Vice President of investment banking at Shattuck Hammond Partners. In addition, Mr. Earl held previous positions at Dillon, Read & Co., Inc. and Credit Suisse. Mr. Earl holds a Juris Doctor degree from the J. Reuben Clark School of Law and an M.B.A. from the Marriott School of Management at Brigham Young University. Mr. Earl joined the Investment Manager in 2006.

Brandon Nielson

Mr. Nielson is a Managing Partner of the Investment Manager and is active in investment selection, due diligence and the general management of the Investment Manager. Mr. Nielson served as a Vice President at Partners Group, a global alternative investments firm. Based in the firm’s New York office, Mr. Nielson played a key role in building Partners Group’s U.S. presence and in identifying and performing due diligence on U.S. investment opportunities, including buyout fund investments, secondaries and co-investments. He later worked at Partners Group’s headquarters in Switzerland where he helped launch the firm’s Transaction Services business and was active in private equity structuring and fund formation. Prior to his time at Partners Group, Mr. Nielson worked for the accounting firm KPMG. He earned his Certified Public Accountant license (no longer active) and holds a B.S. degree in Accounting and M.B.A. from the Marriott School of Management at Brigham Young University. Mr. Nielson joined the Investment Manager in 2006.

Brad Allen

Mr. Allen is responsible for Keystone’s accounting, investor reporting, operations and legal affairs. He oversees the firm’s financial reporting, capital markets and legal initiatives. Prior to joining Keystone, Mr. Allen was a corporate securities attorney at Wilson Sonsini Goodrich & Rosati in Palo Alto, California, where he represented public and private companies on corporate governance initiatives and in a broad range of corporate transactions, including venture capital and private equity investments, secured lending, mergers, acquisitions and public offerings. Mr. Allen previously managed the financial reporting and accounting affairs of an elite language technology and localization service provider. He earned his Certified Public Accountant license (no longer active) and was a member of the State Bar of California (no longer active) and the American Institute of Certified Public Accountants (no longer active). Mr. Allen and holds a B.S. degree in Accounting from the Marriott School of Management and graduated Magna Cum Laude with a Juris Doctor degree from the J. Reuben Clark School of Law. Mr. Allen joined the Investment Manager in 2010.

Taylor Jackson

Mr. Jackson is focused on creating value for investors within Keystone’s real estate focused transactions. Mr. Jackson previously served as Vice President with Nearon Enterprises, a private real estate investment firm located in the San Francisco Bay Area, where he was responsible for all aspects of real estate investment including acquisition and debt sourcing, investment due diligence, leasing, asset management and asset disposition. Mr. Jackson was directly responsible for the investment and development of over 1.5 million square feet of Industrial, Office, Retail and Multifamily assets in the San Francisco Bay Area and Salt Lake City markets. Mr. Jackson holds a B.S. degree in Accounting and Information Systems from Brigham Young University and an M.B.A. from the Haas School of Business at the University of California, Berkeley. Mr. Jackson joined the Investment Manager in 2017.

Grant Calder

Mr. Calder is a Partner of and Head of Origination and Business Development at the Investment Manager and is active in investment sourcing, identification, selection, and due diligence of investment opportunities for the Fund since joining Keystone in 2018. Prior to joining Keystone, Mr. Calder led various operation and business development initiatives for consumer products and technology businesses. Mr. Calder was previously an Associate at a private equity firm and an Investment Banking Analyst with Deutsche Bank. Mr. Calder holds a B.A. degree in Economics from the University of Utah and an M.B.A. from the Stanford Graduate School of Business at Stanford University.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, of the personnel of Keystone National Group, LLC (the “Investment Manager”), who are primarily responsible for the day-to-day portfolio management (the “Portfolio Managers”) as of September 30, 2025:

	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
John Earl	Registered Investment Companies:	-	$-	-	$-
	Other Pooled Investment Vehicles:	7	$472	5	$85
	Other Accounts:	-	$-	-	$-
Brandon Nielson	Registered Investment Companies:	-	$-	-	$-
	Other Pooled Investment Vehicles:	7	$472	5	$85
	Other Accounts:	-	$-	-	$-
Brad Allen	Registered Investment Companies:	-	$-	-	$-
	Other Pooled Investment Vehicles:	7	$472	5	$85
	Other Accounts:	-	$-	-	$-
Taylor Jackson	Registered Investment Companies:	-	$-	-	$-
	Other Pooled Investment Vehicles:	7	$472	5	$85
	Other Accounts:	-	$-	-	$-
Grant Calder	Registered Investment Companies:	-	$-	-	$-
	Other Pooled Investment Vehicles:	7	$472	5	$85
	Other Accounts:	-	$-	-	$-

Conflicts of Interest as of September 30, 2025

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of the Portfolio Managers by having the Portfolio Managers focus on a particular investment discipline. Most other accounts managed by the Portfolio Managers are managed using the same investment models that are used in connection with the management of the Fund.

If a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Portfolio Managers as of September 30, 2025

Total compensation paid to each Portfolio Manager includes a base salary fixed from year to year, a discretionary performance bonus and eligibility for a share of carried interest/performance fees in closed-end funds managed by the Investment Manager. The amounts paid to the Portfolio Managers are based on a percentage of the fees earned by the Investment Manager from managing the Fund and other investment accounts. The performance bonus reflects individual performance and the performance of the Investment Manager’s business as a whole. The discretionary performance bonus is determined by senior management of the Investment Manager and is based on a wide variety of factors, including without limitation investment performance, quality of work, contributions to non-investment related efforts and organizational development.

The compensation structure of key investment professionals is structured to incent long-term client retention and client service, to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member*:
John Earl	Over $1,000,000
Brandon Nielson	Over $1,000,000
Brad Allen	Over $1,000,000
Taylor Jackson	None
Grant Calder	Over $100,000

*        As of September 30, 2025

(b) As of January 1, 2025, Grant Calder serves as a portfolio manager of the registrant. There have been no additional changes, as of the date of this filing, in the other portfolio managers identified in response to paragraph (a)(1) of this Item in the most recently filed annual report on Form N-CSR.

Item 14.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.   Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

Item 16.   Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.   Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.   Exhibits.

(a)(1)         Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2)         Not applicable.

(a)(3)         Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)         Not applicable.

(a)(5)         Not applicable.

(b)             Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Keystone Private Income Fund
By (Signature and Title)
/s/ John Earl
John Earl, President
(Principal Executive Officer)
Date	December 8, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ John Earl
John Earl, President
(Principal Executive Officer)
Date	December 8, 2025
By (Signature and Title)	/s/ Brad Allen
Brad Allen, Treasurer
(Principal Financial Officer)
Date	December 8, 2025